ABERDEEN FUNDS

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund) (the “Fund”)

Supplement dated November 15, 2019 to the Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2019, as supplemented to date

(the “February 2019 Prospectus and SAI”)

Effective November 15, 2019, the Aberdeen Global Unconstrained Fixed Income Fund changed its name to the Aberdeen Global Absolute Return Strategies Fund and changed its investment objective, principal investment strategies, including its 80% investment policy, expense limitation and distribution frequency as set forth in a separate prospectus and statement of additional information dated November 15, 2019 (the “November 2019 Prospectus and SAI”).  The Aberdeen Global Absolute Return Strategies Fund is currently offered pursuant to the November 2019 Prospectus and SAI.  All references to, and information with respect to, the Aberdeen Global Unconstrained Fixed Income Fund are hereby deleted from the February 2019 Prospectus and SAI.

This supplement is dated November 15, 2019.

Please retain this Supplement for future reference.